ALLIANCE MORTGAGE SECURITIES INCOME FUND

ANNUAL REPORT
DECEMBER 31, 1996



LETTER TO SHAREHOLDERS                 ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

February 11, 1997

Dear Shareholder:

U.S. bond market returns were subdued throughout 1996. Stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise interest rates to slow economic growth kept bond market returns negative for much of the year. The fixed-income market rallied towards the end of 1996, pushing market returns into positive territory for the first time since January, as the fear of accelerating inflation diminished. Across all major sectors of the bond market, interest rates for all maturities increased, causing shorter-duration securities to outperform longer-duration securities. Mortgage-backed securities were the best performing sector of the domestic, investment grade bond market as higher interest rates slowed mortgage prepayment expectations.

The following table shows the Alliance Mortgage Securities Income Fund's investment results over the 6- and 12-month periods ended December 31, 1996. Also shown for comparison is the return for the domestic mortgage securities market, represented by the Lehman Brothers Mortgage-Backed Securities Index, and the average return of Lipper's universe of U.S. mortgage funds, which reflects the performance of 63 funds with investment objectives that are generally similar to that of your Fund.

INVESTMENT RESULTS*
                                     TOTAL RETURNS AS OF DECEMBER 31, 1996
                                            6-MONTHS        12-MONTHS
                                           ----------      -----------
ALLIANCE MORTGAGE SECURITIES INCOME FUND
  Class A                                     4.78%            4.23%
  Class C                                     4.39             3.46
  Class B                                     4.39             3.46

LEHMAN BROTHERS MORTGAGE-BACKED
  SECURITIES INDEX                            4.98             5.35

LIPPER U.S. MORTGAGE FUNDS AVERAGE            4.73             3.87


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF 12/31/96. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed in the fourth quarter, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. Exports surged by an annualized 32.7% in October and November, unexpectedly adding to year-end growth. The production side of the economy also showed strength. Industrial production grew at an annualized pace of 6.0% and monthly payroll growth increased to 217,000, up from third quarter's average of 171,000. In all, growth in aggregate output (gross domestic product or GDP), which dipped to 2.1% in the third quarter, accelerated to 4.7% during the final three months of 1996.

Broad inflation measures were slightly higher at the end of 1996 as consumer prices increased 3.3% year-over-year and producer prices were up 2.8%. However, excluding the volatile food and energy sectors, inflation remained very well-behaved with year-over-year consumer and producer prices up only 2.6% and 0.6%, respectively.

MORTGAGE MARKET REVIEW
The mortgage-backed security sector was the strongest performing investment-grade sector of the U.S. bond market during 1996, performing well during both the decline of the broader U.S. bond market in the first half of the year as well as during its subsequent rally at the end of 1996. Early in the year, as the market traded lower, higher interest rates provided a more stable prepayment environment as the refinancing opportunity for a large portion of the market disappeared.

Mortgages continued to perform well on both an absolute and duration-adjusted basis when the market slide halted in the summer. With the market settled in a range-bound trading environment, investor demand for yield-oriented securities increased.

PORTFOLIO ACTIVITY
Since our last report to you, portfolio allocations have remained relatively stable. Expecting no sustained movement in interest rates, we maintained the portfolio's


1



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

yield-oriented position and reduced exposure to discount and premium mortgage-backed securities in favor of current coupon mortgages. To enhance the Fund's yield, we added to the portfolio's allocation of commercial mortgage-backed securities. This sector has continued to grow as investors have come to understand the creditworthiness of commercial issuers and the call protection features of these securities.

CURRENT OUTLOOK
Our outlook for the U.S. economy assumes that while economic growth accelerated at the end of 1996, it will moderate again during the first half of 1997. As this occurs, current upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges. The Fed remains on hold with its neutral-to-slightly-restrictive policy. Given justified concerns about the economic outlook, further near-term weakness in bond prices and higher bond yields cannot be ruled out. However, such developments would only facilitate the economic slowing we see later in 1997. As always, we appreciate your continued interest and investment in Alliance Mortgage Securities Income Fund and look forward to continuing to serve your investment needs.

Sincerely,

John D. Carifa
Chairman

Patricia J. Young
Senior Vice President

Paul A. Ullman
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES      ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

Alliance Mortgage Securities Income Fund is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in mortgage-related securities, including collateralized mortgage obligations, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                     4.23%         -0.21%
 . Five Years                   6.01%          5.09%
 . Ten Years                    7.91%          7.44%
SEC Yield**                    6.13%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                     3.46%          0.54%
 . Since Inception*             5.50%          5.50%
SEC Yield**                    5.68%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                     3.46%          2.49%
 . Since Inception*             3.91%          3.91%
SEC Yield**                    5.70%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class A (1%-Year 1 for purchases exceeding $1,000,000); for Class B (3%-Year 1; 2%-Year 2; 1%-Year 3; 0%-Year 4); Class C
(1%-Year 1).

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/30/92, Class B; 5/3/93, Class C.

**   SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 1996.


3



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

ALLIANCE MORTGAGE  SECURITIES INCOME FUND
GROWTH OF A $10,000 INVESTMENT:
12/31/86 TO 12/31/96

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX:

$23,187
$23,500
$21,500
$19,500
$17,500
$15,500
$13,500
$11,500
$9,500

MORTGAGE SECURITIES INCOME FUND CLASS A: $20,503
LIPPER U.S. MORTGAGE FUNDS AVERAGE: $20,343

12/31/86
12/87
12/88
12/89
12/90
12/91
12/92
12/93
12/94
12/95
12/31/96


This chart illustrates the total value of a hypothetical $10,000 investment in Class A shares as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge and assumes the reinvestment of dividends and capital gains. Performance for Class B and C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gains or losses.

The Lipper U.S. Mortgage Funds Average reflects performance of 63 funds with investment objectives similar to that of your Fund. The Lehman Brothers Mortgage-Backed Securities Index tracks the performance of bonds backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

When comparing Alliance Mortgage Securities Income Fund to the Lehman Brothers Index, keep in mind that the Fund's performance reflects the maximum sales charge and expenses while no such costs are reflected in the performance of the index. Sales charges, where applicable, have been deducted from the funds included in the Lipper Average.


Mortgage Securities Income Fund
Lipper U.S. Mortgage Funds Average
Lehman Brothers Mortgage-Backed Securities Index


4



PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996                      ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-110.1%
FEDERAL HOME LOAN MORTGAGE CORP.-44.8%
  7.00%, 8/01/09-1/01/11 GOLD (a) (b)          $171,180     $171,071,805
  7.50%, 3/01/22-2/01/26 GOLD (a)               105,096      105,556,375
  8.00%, 11/01/22-12/01/26 GOLD                  85,676       87,336,012
  11.50%, 10/01/10-6/01/20                        3,686        4,166,264
  12.00%, 10/01/09-7/01/20                       32,272       36,497,105
  12.25%, 8/01/13-7/01/14                           650          745,608
  12.50%, 6/01/19-6/15/19                         4,926        5,736,991
  12.75%, 6/01/12-2/01/14                           228          265,426
  13.00%, 5/01/14-12/15/18                        1,885        2,221,733
  13.50%, 1/01/12-10/01/16                          505          603,009
  14.75%, 3/01/10                                    68           81,250
Total Federal Home Loan Mortgage Corp.
  (cost $417,377,202)                                        414,281,578

FEDERAL NATIONAL MORTGAGE ASSOCIATION-25.6%
  7.00%, 10/01/25-11/01/26                       45,183       44,180,136
  7.00%, 5/01/03-8/01/03 (c)                    128,444      128,965,891
  7.50%, 2/01/17-12/01/24                        52,270       52,416,406
  11.00%, 7/01/16                                 6,343        7,096,088
  11.50%, 9/01/20                                 4,025        4,582,642
  12.00%, 7/01/00 (b)                                45           48,091
Total Federal National Mortgage Association
  (cost $235,246,016)                                        237,289,254

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-22.0%
  7.00%, 1/15/23-1/15/25                        100,130       98,221,461
  7.50%, 6/15/26-12/15/26                         3,503        3,503,803
  8.00%, 4/15/17-11/15/26                        97,176       99,126,802
  9.00%, 12/15/19                                     4            4,592
  10.00%, 10/15/17-6/15/20                        1,217        1,338,261
  11.00%, 1/20/01                                    14           14,222
  11.50%, 3/15/10-11/15/15                          827          948,522
  12.00%, 2/15/14                                   305          356,186
  12.50%, 3/15/11-5/15/15                           284          334,917
  13.00%, 11/15/99-1/15/00 (b)                       26           27,029
  15.00%, 2/15/12                                     1              606
Total Government National Mortgage Association
  (cost $201,532,699)                                        203,876,401

COMMERCIAL MORTGAGE BACKED SECURITIES-10.4%
Asset Securitization Corp.
  Series 1996-D2 Cl.A1
  6.92%, 2/14/29                                 22,785       22,742,345
  Series 1996-D2 Cl.A2
  7.36%, 2/14/29 (d)                             16,767       16,939,996
Donaldson, Lufkin & Jenrette
  Series 1995-CF2 Cl.A1B
  6.85%, 12/17/27 (e)                            26,300       25,987,819
Merrill Lynch Mortgage Investors, Inc.
  Series 1996-C2 Cl.B
  6.96%, 11/21/28                                15,000       14,784,450
  Series 1996-C1 Cl.A3
  7.42%, 4/25/28                                 15,000       15,398,400
Total Commercial Mortgage Backed Securities
  (cost $95,859,874)                                          95,853,010

COLLATERALIZED MORTGAGE OBLIGATIONS-6.4%
Countrywide Funding Corp.
  Series 1995-2 Cl.A4
  8.50%, 6/25/25                                 15,809       16,102,889
Option One CTS Arm Trust
  Series 1996-1 Cl.A2
  6.03%, 4/25/26 (d)                              9,295        9,294,526


5



PORTFOLIO OF INVESTMENTS(CONTINUED)    ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
------------------------------------------------------------------------
Resolution Trust Corp.
  Series 1991-M4 Cl.A1
  6.34%, 2/25/20 (d)                            $18,602   $   18,322,572
Westam Mortgage Financial Corp.
  Series 9 Cl.B
  7.35%, 8/25/21 (d)                             15,165       15,321,351
Total Collateralized Mortgage Obligations
  (cost $59,165,305)                                          59,041,338

STRIPPED MORTGAGE BACKED SECURITES-0.9%
Morgan Stanley Capital I
  Series 1996-WF1 Cl.X I/O
  8.436%, 1/15/13 (e)(f)
  (amortized cost $8,383,880)                     8,384        8,430,652
Total Mortgage-Related Securities
  (cost $1,017,564,976)                                    1,018,772,233

ASSET BACKED SECURITIES-0.0%
Aircraft Lease Portfolio Securitization
  Series 1996-1 Cl.B
  6.57%, 6/15/06 (d)(e)
  (cost $68,561)                                     69           68,668

REPURCHASE AGREEMENT-0.1%
Goldman Sachs & Co.
  6.50%, dated 12/31/96, due 1/02/97
  collateralized by $655,000 FNMA 8.00%,
  6/01/26, value $650,953)
  (amortized cost $637,000)                         637          637,000

TOTAL INVESTMENTS-110.2%
  (cost $1,018,270,537)                                    1,019,477,901
Other assets less liabilities-(10.2%)                        (94,027,171)

NET ASSETS-100%                                             $925,450,730


(a) Securities, or a portion thereof, loaned at December 31, 1996 with an aggregate market value of $90,656,682 and cash collateral received from the counterparty of Prudential Securities in the amount of $92,469,000 .

(b)  15 year mortgage.

(c)  7 year balloon.

(d) Adjustable rate mortgages; stated interest rate in effect at December 31, 1996.

(e) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $34,487,139 or 3.73% of net assets.

(f) Interest rate represents yield to maturity and principal amount represents amortized cost.

     Glossary of Terms:
     FNMA - Federal National Mortgage Association
     I/O  - Interest Only

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996                      ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,018,270,537)      $1,019,477,901
  Cash                                                                1,829,176
  Interest receivable                                                 7,814,856
  Receivable for capital stock sold                                   1,123,082
  Total assets                                                    1,030,245,015

LIABILITIES
  Deposit for securities loaned                                      92,488,007
  Payable for investment securities purchased                         7,140,664
  Payable for capital stock redeemed                                  2,713,138
  Advisory fee payable                                                1,219,313
  Dividends payable                                                     944,766
  Distribution fee payable                                              228,051
  Accrued expenses and other liabilities                                 60,346
  Total liabilities                                                 104,794,285

NET ASSETS                                                       $  925,450,730

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $    1,087,169
  Additional paid-in capital                                      1,126,014,387
  Distributions in excess of net investment income                     (944,765)
  Accumulated net realized loss on investments                     (202,591,831)
  Net unrealized appreciation of investments and futures
    contracts                                                         1,885,770
                                                                 $  925,450,730

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($412,899,382/
    48,513,823 shares of capital stock issued and outstanding)            $8.51
  Sales charge--4.25% of public offering price                              .38
  Maximum offering price                                                  $8.89

  CLASS B SHARES
  Net asset value and offering price per share ($477,196,141/
    56,050,695 shares of capital stock issued and outstanding)            $8.51

  CLASS C SHARES
  Net asset value and offering price per share ($35,355,207/
    4,152,399 shares of capital stock issued and outstanding)             $8.51


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996           ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $ 87,168,929
EXPENSES
  Advisory fee                                       $5,441,943
  Distribution fee - Class A                          1,343,462
  Distribution fee - Class B                          5,945,473
  Distribution fee - Class C                            413,462
  Transfer agency                                     1,560,873
  Custodian                                             277,073
  Administrative                                        254,410
  Printing                                              161,083
  Audit and legal                                       135,122
  Taxes                                                  64,350
  Registration                                           30,789
  Directors' fees                                        26,286
  Miscellaneous                                          43,882
  Total expenses before interest                     15,698,208
  Interest expense                                    6,917,921
  Total expenses                                                    22,616,129
  Net investment income                                             64,552,800

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                  (3,821,572)
  Net change in unrealized appreciation of investments             (25,285,184)
  Net loss on investments                                          (29,106,756)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $35,446,044


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                 DEC. 31, 1996   DEC. 31, 1995
                                                --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $ 64,552,800   $   89,652,907
  Net realized gain (loss) on investments          (3,821,572)      16,064,347
  Net change in unrealized appreciation
    (depreciation) of investments                 (25,285,184)      92,126,997
  Net increase in net assets from operations       35,446,044      197,844,251

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (26,983,869)     (35,713,261)
    Class B                                       (31,930,957)     (50,484,743)
    Class C                                        (2,221,782)      (3,099,100)
  Tax return of capital
    Class A                                        (4,092,859)      (1,057,774)
    Class B                                        (4,843,223)      (1,495,283)
    Class C                                          (336,996)         (91,791)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (325,126,441)    (354,006,980)
  Total decrease                                 (360,090,083)    (248,104,681)

NET ASSETS
  Beginning of year                             1,285,540,813    1,533,645,494
  End of year                                  $  925,450,730   $1,285,540,813


See notes to financial statements.


9



STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996           ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                              $   88,526,057
  Interest paid                                      (6,917,921)
  Operating expenses paid                           (16,340,476)
  Net increase in cash from operating activities                  $ 65,267,660

INVESTING ACTIVITIES:
  Proceeds from disposition of long-term
    portfolio investments                         2,756,819,436
  Purchase of long-term portfolio investments    (2,419,868,094)
  Purchase of short-term portfolio
    investments, net                                 64,389,000
  Collateral deposits on open futures contracts         678,406
  Loss on closed futures contracts                   (2,198,320)
  Net increase in cash from investing activities                   399,820,428

FINANCING ACTIVITIES*:
  Decrease in securities lending                    (64,850,880)
  Net redemption from capital stock transactions   (360,210,325)
  Cash dividends paid                               (39,855,581)
  Net decrease in cash from financing activities                  (464,916,786)

  Net increase in cash                                                 171,302
  Cash at beginning of year                                          1,657,874
  Cash at end of period                                           $  1,829,176


RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations            $ 35,446,044

ADJUSTMENTS:
  Decrease in interest receivable                   $ 1,699,753
  Net realized loss on investments                    3,821,572
  Net change in unrealized appreciation              25,285,184
  Aceration of bond discount                           (342,625)
  Decrease in deferred and other assets                  15,326
  Decrease in accrued expenses                         (657,594)
  Total adjustments                                                 29,821,616

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                    $ 65,267,660


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996                      ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Mortgage Securities Income Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares were sold without an initial or contingent deferred sales charge. However, Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Fixed-income securities are valued on the basis of prices provided by a pricing service and brokers. However, securities which are traded over-the-counter and on a national securities exchange may be valued according to the broadest and most representative market. It is expected that, for the fixed-income securities and options in which the Fund invests, this ordinarily will be the over-the-counter market. Securities not priced in this manner are valued at the latest quoted bid price, or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which quotations are not readily available or restricted securities will be valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the date the securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of December 31, 1996, the Fund reclassified certain components of net assets. The reclassification was the result of a tax return of capital which resulted in a net decrease to distributions in excess of net investment income and a corresponding decrease to additional paid-in capital of $9,273,078. Net assets were not affected by the reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. The Adviser has voluntarily agreed to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the year ended December 31, 1996.


11



NOTES TO FINANCIAL STATEMENTS(CONT.)   ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Fund paid $254,410 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended December 31, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,104,736 for the year ended December 31, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's capital stock. The Distributor received front-end sales charges of $10,808 from the sales of Class A shares and $385,449 and $2,401 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended December 31, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $12,491,371 and $2,688,747 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $240,349,026 and $225,196,600, respectively, for the year ended December 31, 1996. There were purchases of $2,180,000,737 and sales of $2,401,687,580 of U.S. Government and government agency obligations for the year ended December 31, 1996.

At December 31, 1996 the cost of securities for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $6,906,782 and gross unrealized depreciation of investments was $5,699,418 resulting in net unrealized appreciation of $1,207,364. For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 1996 of $201,913,425 of which $198,735,479 expires in 2002 and $3,177,946 expires in 2004.

1. FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. At December 31, 1996, the Fund had entered into exchange traded financial futures contracts as described below. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. The aggregate value of cash pledged to cover margin requirements for open positions at December 31, 1996 was $679,700. Pursuant to the contract, the Fund


12



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

                                                               UNREALIZED
                   NUMBER OF                    EXPIRATION    APPRECIATION
       TYPE        CONTRACTS      POSITION         MONTH      DEC. 31, 1996
  -------------  -------------  -------------  -------------  -------------
   U.S. T-Note        685           Short        March 1997      $678,406


NOTE E: CAPITAL STOCK
There are 1,800,000,000 shares of $.01 par value capital stock authorized designated Class A, Class B and Class C shares.

Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold              844,591     2,304,239      $7,205,604     $19,703,528
Shares issued in
  reinvestment
  of dividends         1,961,238     2,406,345      16,687,117      20,433,219
Shares converted
  from Class B         2,085,070            -0-     17,622,222              -0-
Shares redeemed      (13,809,608)  (15,434,077)   (117,388,990)   (131,032,865)
Net decrease          (8,918,709)  (10,723,493)   $(75,874,047)   $(90,896,118)

CLASS B
Shares sold            1,409,586     2,932,891     $12,016,407     $24,859,068
Shares issued
  in reinvestment
  of dividends         1,896,252     2,762,632      16,139,845      23,430,516
Shares converted
  to Class A          (2,085,070)           -0-    (17,622,222)             -0-
Shares redeemed      (29,490,473)  (34,701,182)   (250,814,789)   (294,722,980)
Net decrease         (28,269,705)  (29,005,659)  $(240,280,759)  $(246,433,396)

CLASS C
Shares sold            1,031,590       946,878      $8,786,691      $8,056,839
Shares issued
  in reinvestment
  of dividends           134,402       195,729       1,143,334       1,654,570
Shares redeemed       (2,221,704)   (3,110,655)    (18,901,660)    (26,388,875)
Net decrease          (1,055,712)   (1,968,048)    $(8,971,635)   $(16,677,466)


13



NOTES TO FINANCIAL STATEMENTS(CONT.)   ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE F: SECURITY LENDING
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the year ended December 31, 1996, the maximum amount of security lending agreements outstanding was $341,798,588, the average amount outstanding was approximately $110,163,664 and the daily weighted average interest rate was 5.19%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.

As of December 31, 1996, the Fund had entered into the following security lending agreement:

      AMOUNT           COUNTERPARTY       INTEREST RATE      MATURITY
  -------------   ---------------------   -------------   -------------
   $92,469,000    Prudential Securities       7.40%          1/2/97


14

FINANCIAL HIGHLIGHTS                   ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                      CLASS A
                                            --------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ----------
Net asset value beginning of year              $8.75        $8.13        $9.29        $9.08        $9.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .54(a)       .57(a)       .57          .67          .77
Net realized and unrealized gain (loss)
  on investments                                (.19)         .64        (1.13)         .23         (.09)
Net increase (decrease) in net asset
  value from operations                          .35         1.21         (.56)         .90          .68

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.57)        (.58)        (.67)        (.81)
Dividends in excess of net
  investment income                               -0-          -0-          -0-        (.02)          -0-
Tax return of capital                           (.08)        (.02)        (.02)          -0-          -0-
Total dividends and distributions               (.59)        (.59)        (.60)        (.69)        (.81)
Net asset value, end of year                   $8.51        $8.75        $8.13        $9.29        $9.08

TOTAL RETURN
Total investment return based on net
  asset value (b)                               4.23%       15.34%       (6.14)%      10.14%        7.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $412,899     $502,390     $553,889     $848,069     $789,898
Ratio of expenses to average net assets         1.68%        1.66%        1.29%        1.00%        1.18%
Ratio of expenses to average net assets
  excluding interest expense (c)                1.03%        1.03%         .97%        1.00%        1.18%
Ratio of net investment income to
  average net assets                            6.38%        6.77%        6.77%        7.20%        8.56%
Portfolio turnover rate                          208%         285%         438%         622%         555%


See footnotes page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                            ------------------------------------------------------------------
                                                                                                  JANUARY 30,
                                                                                                   1992 (d)
                                                           YEAR ENDED DECEMBER 31,                    TO
                                            --------------------------------------------------   DECEMBER 31,
                                                1996         1995         1994          1993          1992
                                            -----------  -----------  -----------  -----------  --------------
Net asset value, beginning of period           $8.75        $8.13        $9.29         $9.08         $9.16

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)       .51(a)       .51           .61           .68
Net realized and unrealized gain (loss)
  on investments                                (.19)         .64        (1.14)          .22          (.08)
Net increase (decrease) in net asset
  value from operations                          .29         1.15         (.63)          .83           .60

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.51)        (.51)         (.60)         (.68)
Dividends in excess of net investment
  income                                          -0-          -0-          -0-         (.02)           -0-
Tax return of capital                           (.07)        (.02)        (.02)           -0-           -0-
Total dividends and distributions               (.53)        (.53)        (.53)         (.62)         (.68)
Net asset value, end of period                 $8.51        $8.75        $8.13         $9.29         $9.08

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.46%       14.48%       (6.84)%        9.38%         7.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $477,196     $737,593     $921,418    $1,454,303    $1,153,957
Ratio of expenses to average net assets         2.37%        2.37%        2.00%         1.70%         1.67%(e)
Ratio of expenses to average net assets
  excluding interest expense (c)                1.74%        1.74%        1.68%         1.70%         1.67%(e)
Ratio of net investment income to
  average net assets                            5.66%        6.06%        6.05%         6.47%         5.92%(e)
Portfolio turnover rate                          208%         285%         438%          622%          555%


See footnotes page 17.


16



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS C
                                            ---------------------------------------------------
                                                                                 MAY 3, 1993(d)
                                                     YEAR ENDED DECEMBER 31,            TO
                                            -------------------------------------  DECEMBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period           $8.75        $8.13        $9.29        $9.30

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)       .51(a)       .51          .40
Net realized and unrealized gain (loss)
  on investments                                (.19)         .64        (1.14)          -0-
Net increase (decrease) in net asset
  value from operations                          .29         1.15         (.63)         .40

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)        (.51)        (.51)        (.40)
Dividends in excess of net investment
  income                                          -0-          -0-          -0-        (.01)
Tax return of capital                           (.07)        (.02)        (.02)          -0-
Total dividends and distributions               (.53)        (.53)        (.53)        (.41)
Net asset value, end of period                 $8.51        $8.75        $8.13        $9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.46%       14.46%       (6.84)%       4.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)     $35,355      $45,558      $58,338      $91,724
Ratio of expenses to average net assets         2.38%        2.35%        1.97%        1.67%(e)
Ratio of expenses to average net assets
  excluding interest expense (c)                1.73%        1.73%        1.69%        1.67%(e)
Ratio of net investment income to
  average net assets                            5.67%        6.07%        6.06%        5.92%(e)
Portfolio turnover rate                          208%         285%         438%         622%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Net of interest expense of .65% (see Note F).

(d)  Commencement of distribution.

(e)  Annualized.


17



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                   ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORSALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Mortgage Securities Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Mortgage Securities Income Fund, Inc. at December 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 27, 1997


18



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN H. CORBET, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
PAUL A. ULLMAN, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


19



ALLIANCE MORTGAGE SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

MORAR